Exhibit 99.1

USG Corporation Reports 2014 Fourth Quarter and Full Year Results

CHICAGO--(BUSINESS WIRE)--February 5, 2015--USG Corporation (NYSE:USG):

Fourth Quarter 2014 vs. Fourth Quarter 2013

Consolidated Business Highlights

  Net sales increased 4 percent to $954 million
  Operating loss of $24 million compared to $60 million of operating profit due primarily to asset impairments used in non-core shipping business
  Adjusted operating profit of $79 million compared to $75 million
  Net loss attributable to USG of $53 million compared to $3 million
  Adjusted net income of $35 million compared to $22 million

USG Corporation (NYSE:USG), a leading building products company, today reported fourth quarter 2014 net sales of $954 million, up 4 percent from fourth quarter 2013 net sales of $915 million. USG’s fourth quarter 2014 operating loss was $24 million compared to $60 million of operating profit in the fourth quarter of 2013 due primarily to $75 million of charges for impairments and other related costs associated with its non-core shipping business and $13 million of charges to permanently settle a pension plan in the United Kingdom. Fourth quarter 2014 net loss attributable to USG was $53 million, $0.36 loss per diluted share, and $0.36 loss per basic share. This compares to a $3 million net loss attributable to USG, $0.03 loss per diluted share, and $0.03 loss per basic share in the fourth quarter of 2013.

“I’m pleased with the progress we made towards our Plan to Win during the quarter, delivering strong adjusted operating profit from our operations,” said James S. Metcalf, Chairman, President, and CEO. “All of our businesses are heading in the right direction, and we are well positioned for profitable growth in all of our improving end markets.”

The corporation’s adjusted operating profit was $79 million in the fourth quarter of 2014, which includes, among other items, adjusted equity method investment income of $14 million from USG Boral Building Products, compared to an adjusted operating profit of $75 million in the fourth quarter of 2013. Adjusted net income was $35 million in the fourth quarter of 2014 compared to $22 million in the fourth quarter of 2013. Adjusted net income and adjusted operating profit in the fourth quarter of 2014 excluded long-lived asset impairment charges of $60 million and contract termination and loss on receivable charges of $15 million related to the corporation's non-core shipping business, as well as a pension settlement charge of $13 million related to the wind-up of its pension plan in the United Kingdom. Fourth quarter 2014 adjusted earnings per basic share was $0.24 compared to $0.19 during the fourth quarter of 2013.

USG recorded full year 2014 net sales of $3.7 billion and operating profit of $162 million, with net income attributable to USG of $37 million, $0.25 per diluted share, and $0.26 per basic share. On an adjusted basis for the full year of 2014, adjusted operating profit was $353 million with adjusted net income of $168 million and adjusted earnings per basic share of $1.19. For the full year of 2013, net sales were $3.6 billion and operating profit was $258 million, with net income attributable to USG of $47 million, $0.42 per diluted share, and $0.43 per basic share. On an adjusted basis for the full year of 2013, adjusted operating profit was $278 million with adjusted net income of $73 million and adjusted earnings per basic share of $0.67. A full reconciliation of adjusted net income to net income (loss), adjusted earnings per share to earnings (loss) per share, adjusted operating profit to operating profit (loss), and adjusted equity income from USG Boral Building Products to income (loss) from equity method investments is set forth on a schedule attached hereto.

“In 2014, our adjusted net income of $168 million more than doubled relative to what we generated in 2013, with our USG Boral joint venture contributing significantly to our success," Mr. Metcalf said. "While the pace of the recovery is clearly more shallow than what we were anticipating, our trajectory continues to be positive, and we are confident that 2015 will outperform 2014.”

A conference call is being held today at 8:00 A.M. Central Time during which USG senior management will discuss the corporation’s operating results. The conference call will be webcast on the USG website, www.usg.com, in the Investor Relations section. The dial-in number for the conference call is 1-800-315-2944 in the United States and Canada (1-847-413-2929 for other international callers), and the pass code is 38672587. After the live webcast, a replay of the webcast will be available on the USG website. In addition, a telephonic replay of the call will be available until Wednesday, February 18, 2015. The replay dial-in number is 1-888-843-7419 (1-630-652-3042 for international callers), and the pass code is 38672587.

USG Corporation

USG Corporation is a manufacturer and distributor of innovative, high-performance building systems through its United States Gypsum Company, USG Interiors, LLC, and L&W Supply Corporation subsidiaries and its USG Boral Building Products joint venture. Headquartered in Chicago, USG's worldwide operations serve the commercial, residential, and repair and remodel construction markets, enabling our customers to build the outstanding spaces where people live, work and play. USG wall, ceiling, exterior sheathing, flooring underlayment and roofing systems provide leading-edge building solutions, while L&W Supply branch locations efficiently stock and deliver building materials throughout the United States. USG Boral Building Products is a leading plasterboard & ceilings joint venture across Asia, Australasia, and the Middle East. USG and its subsidiaries are proud sponsors of the U.S. Olympic and Paralympic teams and the Canadian Olympic team. For additional information, visit www.usg.com.

Non-GAAP Financial Measures

In this press release, the corporation’s financial results are provided both in accordance with accounting principles generally accepted in the United States of America (GAAP) and using certain non-GAAP financial measures. In particular, the corporation presents the non-GAAP financial measures adjusted operating profit, adjusted net income, adjusted equity income from USG Boral Building Products, and adjusted earnings per basic share, which exclude certain items. In addition, adjusted operating profit includes the corporation’s income from its equity method investments, including the USG Boral Building Products joint venture. The non-GAAP financial measures are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help investors’ ability to analyze underlying trends in the corporation’s business, evaluate its performance relative to other companies in its industry and provide useful information to both management and investors by excluding certain items that may not be indicative of the corporation’s core operating results. Adjusted operating profit includes the income from the corporation's equity method investments, including the USG Boral Building Products joint venture, because management views the joint venture as a business unit, even though the corporation’s share of the joint venture is 50%. Further, management believes it is appropriate to exclude the indicated items from income from equity method investments, because the resulting adjusted equity income from USG Boral Building Products can be used to evaluate the financial performance of USG Boral Building Products. In addition, the corporation uses adjusted operating profit and adjusted net income as components in the measurement of incentive compensation. The non-GAAP measures should not be considered a substitute for or superior to GAAP results and may vary from others in the industry. For further information related to the corporation’s use of non-GAAP financial measures, and reconciliations to the nearest GAAP measures, see the schedules attached hereto.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management’s expectations about future conditions. Actual business, market or other conditions may differ materially from management’s expectations and, accordingly, may affect our sales and profitability or other results and liquidity. Actual results may differ materially due to various other factors, including: economic conditions, such as the levels of new home and other construction activity, employment levels, the availability of mortgage, construction and other financing, mortgage and other interest rates, housing affordability and supply, the levels of foreclosures and home resales, currency exchange rates and consumer confidence; capital markets conditions and the availability of borrowings under our credit agreement or other financings; our substantial indebtedness and our ability to incur substantial additional indebtedness; competitive conditions, such as price, service and product competition; shortages in raw materials; changes in raw material and energy costs; volatility in the assumptions used to determine the funded status of our pension plans; the loss of one or more major customers and our customers’ ability to meet their financial obligations to us; capacity utilization rates for us and the industry; our ability to expand into new geographic markets and the stability of such markets; our ability to successfully operate the joint venture with Boral Limited, including risks that our joint venture partner, Boral Limited, may not fulfill its obligations as an investor or may take actions that are inconsistent with our objectives; our ability to protect our intellectual property and other proprietary rights; changes in laws or regulations, including environmental and safety regulations; the satisfactory performance of certain business functions by third party service providers; our ability to achieve anticipated savings from cost reduction programs; the outcome in contested litigation matters; the effects of acts of terrorism or war upon domestic and international economies and financial markets; and acts of God. We assume no obligation to update any forward-looking information contained in this press release. Additional information concerning these and other factors may be found in our filings with the Securities and Exchange Commission, including the “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for the quarters ended June 30, 2014 and September 30, 2014.

USG CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in millions, except share and per share data)
(Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2014	2013	2014	2013
Net sales	$954	$915	$3,724	$3,570
Cost of products sold	794	764	3,070	2,989
Gross profit	160	151	654	581

Selling and administrative expenses	109	91	339	320
Litigation settlement charge	—	—	48	—
Long-lived asset impairment charges	60	—	90	—
Contract termination charge and loss on receivable	15	—	15	—
Restructuring charges	—	—	—	3
Operating profit (loss)	(24)	60	162	258

Income (loss) from equity method investments	15	(1)	35	1
Interest expense	(44)	(52)	(179)	(203)
Interest income	—	—	1	3
Gain on deconsolidation of subsidiaries and consolidated joint ventures	—	—	27	—
Income (loss) from continuing operations before income taxes	(53)	7	46	59

Income tax expense	—	(10)	(7)	(11)
Income (loss) from continuing operations	(53)	(3)	39	48

Loss from discontinued operations, net of tax	—	(1)	(1)	(2)
Net income (loss)	$(53)	$(4)	$38	$46

Less: Net income (loss) attributable to noncontrolling interest	—	(1)	1	(1)

Net income (loss) attributable to USG	$(53)	$(3)	$37	$47

Earnings (loss) per common share - basic:
Income (loss) from continuing operations	$(0.36)	$(0.02)	$0.27	$0.45
Loss from discontinued operations	—	(0.01)	(0.01)	(0.02)
Net income (loss)	$(0.36)	$(0.03)	$0.26	$0.43

Earnings (loss) per common share - diluted:
Income (loss) from continuing operations	$(0.36)	$(0.02)	$0.26	$0.44
Loss from discontinued operations	—	(0.01)	(0.01)	(0.02)
Net income (loss)	$(0.36)	$(0.03)	$0.25	$0.42

Average common shares	144,837,591	113,536,253	141,722,616	108,891,703
Average diluted common shares	144,837,591	113,536,253	144,296,316	111,434,543

USG CORPORATION
CONSOLIDATED BALANCE SHEETS
(dollars in millions)
(Unaudited)

	As of	As of
	December 31, 2014	December 31, 2013

Assets
Cash and cash equivalents	$228	$810
Short-term marketable securities	96	82
Restricted cash	1	5
Receivables (net of reserves - $22 and $12)	404	369
Inventories	329	332
Income taxes receivable	3	3
Deferred income taxes	43	52
Other current assets	48	47
Total current assets	1,152	1,700
Long-term marketable securities	58	60
Property, plant and equipment (net of accumulated depreciation and depletion - $1,885 and $1,840)	1,908	2,103
Deferred income taxes	19	17
Equity method investments	735	73
Other assets	122	168
Total assets	$3,994	$4,121

Liabilities and Stockholders' Equity
Accounts payable	$290	$284
Accrued expenses	220	216
Current portion of long-term debt	4	63
Income taxes payable	1	5
Litigation settlement accrual	48	—
Total current liabilities	563	568
Long-term debt	2,205	2,238
Long-term debt - related party	—	54
Deferred income taxes	61	66
Pension and other postretirement benefits	491	277
Other liabilities	266	256
Total liabilities	3,586	3,459
Stockholders' Equity:
Preferred stock	—	—
Common stock	14	14
Additional paid-in capital	3,014	2,920
Accumulated other comprehensive income (loss)	(338)	24
Retained earnings (accumulated deficit)	(2,283)	(2,320)
Stockholders' equity of parent	407	638
Noncontrolling interest	1	24
Total stockholders' equity including noncontrolling interest	408	662
Total liabilities and stockholders' equity	$3,994	$4,121

Other Information:
Total cash and cash equivalents and marketable securities	$382	$952
Borrowing availability under existing credit facilities	291	314
Total Liquidity	$673	$1,266

USG CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollars in millions)
(Unaudited)
	Twelve months ended
	December 31,
	2014	2013
Operating Activities
Net income	$38	$46
Less: Loss from discontinued operations, net of tax	(1)	(2)
Income from continuing operations	39	48

Adjustments to reconcile income from continuing operations to net cash:
Depreciation, depletion and amortization	154	155
Litigation settlement charge	48	—
Long-lived asset impairment charges	90	—
Contract termination charge and loss on receivable	15	—
Share-based compensation expense	21	19
Deferred income taxes	4	2
Provision for bad debt	1	—
Gain on asset dispositions	(12)	(1)
Income from equity method investments	(35)	(1)
Gain on deconsolidation of subsidiaries and consolidated joint ventures	(27)	—
Pension settlement	13	16
(Increase) decrease in working capital, net of deconsolidation of subsidiaries and consolidated joint ventures:
Receivables	(49)	(44)
Income taxes receivable	3	(1)
Inventories	(9)	(28)
Other current assets	2	(4)
Payables	10	(4)
Accrued expenses	(12)	(23)
(Increase) decrease in other assets	3	(6)
Decrease in pension and other postretirement benefits	(55)	(63)
Decrease in other liabilities	(13)	(6)
Other, net	(18)	21
Net cash provided by operating activities	173	80

Investing Activities
Purchases of marketable securities	(204)	(205)
Sales or maturities of marketable securities	190	194
Capital expenditures	(132)	(124)
Acquisition of mining rights	—	(17)
Net proceeds from asset dispositions	16	2
Investment in joint ventures, including $23 million of cash of contributed subsidiaries in 2014	(560)	(5)
Insurance proceeds	3	2
Return (deposit) of restricted cash	4	(4)
Net cash used for investing activities	(683)	(157)

		(Continued)

USG CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
(dollars in millions)
(Unaudited)
	Twelve months ended
	December 31,
	2014	2013
Financing Activities
Issuance of debt	3	361
Repayment of debt	(63)	(4)
Payment of debt issuance fees	(3)	(6)
Loans from venture partner	—	4
Issuance of common stock	4	4
Repurchases of common stock to satisfy employee tax withholding obligations	(7)	(9)
Net cash (used for) provided by financing activities	$(66)	$350

Effect of exchange rate changes on cash	(5)	(7)

Net cash used for operating activities - discontinued operations	(1)	(2)

Net increase (decrease) in cash and cash equivalents	(582)	264
Cash and cash equivalents at beginning of period	810	546
Cash and cash equivalents at end of period	$228	$810

Supplemental Cash Flow Disclosures:
Interest paid, net of interest capitalized	$172	$192
Income taxes paid, net of refunds received	7	10

Noncash Investing and Financing Activities:
Amount in accounts payable for capital expenditures	15	13
Contribution of wholly-owned subsidiaries and joint venture investments as consideration for investments in USG Boral Building Products	121	—
Conversion of 10% convertible senior notes due 2018, net of discount	(73)	(314)
Issuance of common stock upon conversion of debt	75	313
Accrued interest on debt conversion	(2)	—
Acceleration of deferred financing fee amortization to additional paid-in capital	—	1

USG CORPORATION
CORE BUSINESS RESULTS
(dollars in millions)
(Unaudited)

	Three months ended December 31,		Twelve months ended December 31,

	2014	2013 (b)	2014 (b)	2013 (b)
Net Sales:
Gypsum:
United States	$506	$457	$1,920	$1,765
Canada	88	90	344	348
Mexico / Latin America	49	49	195	197
Other (a)	21	33	86	89
Eliminations	(39)	(37)	(142)	(137)
Total	625	592	2,403	2,262
Ceilings:
United States	111	114	464	471
USG International	—	15	7	51
Canada	14	14	57	61
Mexico / Latin America	12	11	39	39
Eliminations	(16)	(14)	(54)	(54)
Total	121	140	513	568
Distribution:
L&W Supply	342	314	1,345	1,245
Eliminations	(134)	(131)	(537)	(505)
Total USG Corporation Net Sales	$954	$915	$3,724	$3,570

Operating Profit (Loss):
Gypsum:
United States	$63	$50	$192	$214
Canada	—	6	13	17
Mexico / Latin America	6	5	19	21
Other (a)	(72)	12	(55)	10
Eliminations	—	—	—	(1)
Total	(3)	73	169	261
Ceilings:
United States	16	16	74	81
USG International	—	—	—	(3)
Canada	—	2	6	11
Mexico / Latin America	2	3	7	9
Total	18	21	87	98
Distribution:
L&W Supply	7	4	16	6
Corporate	(44)	(30)	(109)	(93)
Eliminations	(2)	(8)	(1)	(14)
Total USG Corporation Operating Profit (Loss)	$(24)	$60	$162	$258

USG Boral Building Products (UBBP):
Net sales	$272	N/A	$927	N/A
Operating profit	38	N/A	95	N/A
Net income attributable to UBBP	28	N/A	67	N/A
USG share of income from UBBP	14	N/A	33	N/A

(a) Includes our mining operation in Little Narrows, Nova Scotia, Canada, and our shipping company.
(b) Historical results have been recast to reflect the company's change in segments effective April 1, 2014.

USG CORPORATION
RECONCILIATION of NON-GAAP MEASURES TO GAAP MEASURES
(dollars in millions, except share and per share data)
(Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2014	2013	2014	2013
Income (loss) from equity method investments - GAAP measure	$15	$(1)	$35	$1
Less: Income (loss) from equity method investments - Other joint ventures	1	(1)	2	1
USG's share of UBBP restructuring charges, net of tax	—	—	2	—
Adjusted equity income from UBBP - Non-GAAP measure	$14	$—	$35	$—

Operating profit (loss) - GAAP measure	$(24)	$60	$162	$258
Gain on sale of surplus property	—	—	(12)	—
Litigation settlement charge	—	—	48	—
Long-lived asset impairment charges	60	—	90	—
Contract termination charge and loss on receivable	15	—	15	—
Restructuring charges	—	—	—	3
Income (loss) from equity method investments	15	(1)	35	1
USG's share of UBBP restructuring charges, net of tax	—	—	2	—
Pension settlement charges	13	16	13	16
Adjusted operating profit - Non-GAAP measure	$79	$75	$353	$278

Net income (loss) attributable to USG - GAAP measure	$(53)	$(3)	$37	$47
Loss from discontinued operations	—	1	1	2
Gain on sale of surplus property	—	—	(12)	—
Litigation settlement charge	—	—	48	—
Long-lived asset impairment charges	60	—	90	—
Contract termination charge and loss on receivable	15	—	15	—
Restructuring charges	—	—	—	3
USG's share of UBBP restructuring charges, net of tax	—	—	2	—
Pension settlement charges	13	16	13	16
Withholding taxes on dividends between foreign entities	—	6	—	6
Bridge loan commitment financing fee	—	2	—	2
Gain on deconsolidation of subsidiaries and consolidated joint ventures	—	—	(27)	—
Withholding tax on property contributed to USG Boral joint venture	—	—	1	—
Reduction in valuation allowance for deferred tax assets	—	—	—	(3)
Adjusted net income attributable to USG - Non-GAAP measure	$35	$22	$168	$73

				(Continued)

USG CORPORATION
RECONCILIATION of NON-GAAP MEASURES TO GAAP MEASURES (Continued)
(dollars in millions, except share and per share data)
(Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2014	2013	2014	2013

Earnings (loss) per common share - basic - GAAP measure	$(0.36)	$(0.03)	$0.26	$0.43
Adjustments per average common share:
Loss from discontinued operations	—	0.01	0.01	0.02
Gain on sale of surplus property	—	—	(0.08)	—
Litigation settlement charge	—	—	0.34	—
Long-lived asset impairment charges	0.41	—	0.63	—
Contract termination charge and loss on receivable	0.10	—	0.11	—
Restructuring charges	—	—	—	0.03
USG's share of UBBP restructuring charges, net of tax	—	—	0.01	—
Pension settlement charge	0.09	0.14	0.09	0.15
Withholding taxes on dividends between foreign entities	—	0.05	—	0.05
Bridge loan commitment financing fee	—	0.02	—	0.02
Gain on deconsolidation of subsidiaries and consolidated joint ventures	—	—	(0.19)	—
Withholding tax on property contributed to USG Boral joint venture	—	—	0.01	—
Reduction in valuation allowance for deferred tax assets	—	—	—	(0.03)
Adjusted earnings per common share - basic - Non-GAAP measure	$0.24	$0.19	$1.19	$0.67
Average common shares	144,837,591	113,536,253	141,722,616	108,891,703

CONTACT:
USG Corporation
Media
Sasha Bigda
(312) 436-6511
sbigda@usg.com
or
Investors
Ryan Flanagan
(312) 436-5304
investorrelations@usg.com